EXHIBIT 99.1


SCHEDULE IDENTIFYING THE DIFFERENCES BETWEEN THE CERTIFICATE OF TRUST (THE "CERTIFICATE") FOR THE TRUST IDENTIFIED ON THE COVER PAGE OF THE EXCHANGE ACT REPORT INTO WHICH THIS EXHIBIT 99.1 IS INCORPORATED BY REFERENCE (THE "TRUST") AND EXHIBIT 3.1 TO HARTFORD LIFE GLOBAL FUNDING TRUST 2006-001'S REPORT ON FORM 8-K FILED ON JULY 26, 2006 ("EXHIBIT 3.1"):

OMITTED DOCUMENT:

The Certificate

DIFFERENCES:

The terms of the Certificate vary from those contained in Exhibit 3.1 in the following manner:

         1. The trust listed in the Certificate is the Trust.

         2. The effective date listed on the Certificate is the same as the trade date listed in the pricing supplement filed by Hartford Life Insurance Company with the Securities Exchange Commission under the Securities Act of 1933, as amended, with respect to the notes issued by the Trust.